UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 19, 2026
Date of Report (date of earliest event reported)

Kioni Holdings Limited

(Exact name of Registrant as specified in its charter)

Delaware	333-277004	30-1441048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

114 Lavender Street, #08-72 CT Hub 2

Singapore 338729
(Address of principal executive offices) (Zip code)

(617) 313-3243
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

16192 Coastal Highway, Lewes, 19958 Delaware X1, 19958

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On November 3, 2025, Kioni Holdings Limited (the "Company") notified Olayinka Oyebola & Co. ("OOC") of its dismissal, effective November 3, 2025 , as the Company's independent registered public accounting firm.

The reports of Olayinka on the financial statements of the Company for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph relating to the Company's ability to continue as a going concern. The decision to change the independent registered public accounting firm was approved by the Board of Directors of the Company (the "Board").

During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and through November 6, 2025, there were no disagreements between the Company and Olayinka on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements.

The Company provided Olayinka with a copy of this current report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission, however, as Olayinka is not currently permitted to appear or practice before the Commission (Securities Exchange Act of 1934 Release No. 103689 / August 12, 2025 ) the Company is not required to provide a letter from Olayainka stating whether it agrees with the Item 304 disclosures.

(b) New Independent Registered Public Accounting Firm

On November 3, 2025, effectively, the Company appointed LAO Professionals ("LAO") as the Company's independent registered public accounting firm

During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and through November 6, 2025, neither the Company nor anyone on behalf of the Company consulted with LAO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 19, 2026	Kioni Holdings Limited

	By:	/s/ Elvis Diao
		Name:	Elvis Diao
		Title:	President and Chief Executive Officer and Chief Financial Officer

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